T. Rowe Price Institutional Large-Cap Value Fund

Supplement to Prospectus Dated May 1, 2014

The following information amends the prospectus dated May 1, 2014, and supersedes the supplement dated June 3, 2014.

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2015, Heather K. McPherson will join Mark S. Finn, John D. Linehan, and Brian C. Rogers as a co-portfolio manager of the fund and a Co-Chairman of the fund’s Investment Advisory Committee. Ms. McPherson joined T. Rowe Price in 2002. Effective October 31, 2015, Brian C. Rogers will step down as co-portfolio manager of the fund and

Co-Chairman of the fund’s Investment Advisory Committee, and Mr. Finn, Mr. Linehan, and Ms. McPherson will continue to serve as the fund’s co-portfolio managers and Co-Chairmen of the committee.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2015, Heather K. McPherson will join Mark S. Finn, John D. Linehan, and Brian C. Rogers as a Co-Chairman of the fund’s Investment Advisory Committee. Ms. McPherson joined the Firm in 2002 and her investment experience dates from 2000. During the past five years, she has served as an equity research analyst and assisted portfolio managers in executing the Firm’s value-oriented equity strategies. Effective October 31, 2015, Brian C. Rogers will step down as a Co-Chairman of the fund’s Investment Advisory Committee, and Mr. Finn, Mr. Linehan, and Ms. McPherson will continue to serve as Co-Chairmen of the committee.

The date of this supplement is September 4, 2014.

E130-041 9/4/14